UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Corporate
High Yield Fund
Annual Report  |  August 31, 2023

A: RCRAX	C: RCRCX	Y: RCRYX

visit us: www.amundi.com/us

Pioneer Corporate High Yield Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, portfolio managers Andrew Feltus, Kenneth Monaghan, and Matthew Shulkin discuss the factors that influenced Pioneer Corporate High Yield Fund’s performance for the 12-month period ended August 31, 2023. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer Corporate High Yield Fund’s Class A shares returned 3.87% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 7.01%. During the same period, the average return of the 684 mutual funds in Morningstar’s High Yield Bond Funds category was 6.44%.
Q	Could you please describe the market environment in the high-yield market during the 12-month period ended August 31, 2023?
A	With inflation showing signs of modest easing at the start of the period in September 2022, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish policy stance on monetary policy after several months of interest-rate increases. That optimism led to strong returns for bonds in both October and November 2022, despite the Fed’s increase to the federal funds rate target range of another 75 basis points (bps) in November. (A basis point is equal to 1/100th of a percentage point.) In December, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets such as corporate bonds to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
As inflation showed signs of moderating entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed
4Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off such as growth stocks and corporate bonds outperformed. On February 1, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of multiple US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. The Fed would implement another increase to the federal funds target range of 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, the Fed once again raised the federal funds target range by 25 bps, leaving the range at 5.25% ‒ 5.50% as of period-end.
As of August 31, 2023, the yield on the 10-year Treasury was 4.09%, an increase of 94 bps relative to the 3.15% yield at the beginning of the period 12 months earlier.
Q	Can you review your principal strategies in managing the Fund during the 12-month period ended August 31, 2023, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A	We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and
Pioneer Corporate High Yield Fund | Annual Report | 8/31/235

that actively managing the portfolio to capture those opportunities may produce competitive returns over the longer term.
During the 12-month period, our use of index-based credit-default-swap contracts, as part of our efforts to reduce portfolio-level credit risk, was the largest detractor from the Fund’s benchmark-relative performance. Overall security selection results also detracted from the Fund’s relative returns, most notably among the portfolio’s holdings within the transportation, telecommunication, and technology and electronics sectors.
On the positive side, security selection results within the basic industry sector benefited the Fund’s benchmark-relative performance for the 12-month period. In addition, sector allocation results generally aided the Fund’s relative returns, with the portfolio’s underweight exposure to the media sector making the largest positive contribution.
With regard to individual holdings, exposures to gold miner Iamgold, steel provider TimkenSteel, aircraft leasing firm Aviation Capital, and health products provider P&L Development contributed positively to the Fund’s relative performance during the 12-month period. On the downside, individual detractors from benchmark-relative returns included the Fund’s positions in air cargo company Western Global, retailer Party City, internet services provider Rackspace Technology, and remote work software company LogMeIn.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2023? If so, did the derivatives have a material effect on the Fund’s performance?
A	We utilize derivatives in the portfolio from time to time, in order to maintain the desired level of exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. As noted earlier, our use of index-based credit-default-swap contracts detracted from the Fund’s relative performance for the 12-month period.
6Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Q	Can you discuss the factors that affected the Fund’s income-generation (or distributions* to shareholders), either positively or negatively, during the 12-month period ended August 31, 2023?
A	The Fund’s monthly distribution rate slightly increased over the 12-month period, the result of rises in both interest rates as well as below-investment-grade corporate bond yields.
Q	What is your assessment of the current climate for high-yield investing?
A	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer.” The market now appears to agree with this view, as the first Fed interest-rate cut is not expected until June 2024. We believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as consumers have spent their excess savings built-up during the pandemic period. In this environment, as credit spreads have remained relatively tight, we expect to maintain a somewhat defensive posture in the Fund’s portfolio as recession risk increases over the course of the year and as weak manufacturing activity and higher mortgage rates weigh on the economy. (Credit spreads are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.)
As is typically the case during recessions, we would expect some credit-oriented bond issuers to come under pressure, which could lead to increased credit-rating downgrades. However, we do not expect a deep recession, such as during the global financial crisis (GFC) of 2008. In our opinion, the economy will likely be on the upswing and the default rate headed lower at some point in 2024.
We also believe that by 2024 inflation will have fallen closer to the Fed’s targeted 2% area and Treasury yields will be lower than today’s levels. Should that scenario play out, we would anticipate the high-yield default rate to remain substantially lower than it was after the GFC, as the composition of the high-yield universe has shifted in favor of “BB”-rated issuers.
*	Distributions are not guaranteed.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/237

Please refer to the Schedule of Investments on pages 17  - 29  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately
8Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/239

Portfolio Summary  |  8/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1.67%
2.	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1.48
3.	Sotheby's, 7.375%, 10/15/27 (144A)	1.36
4.	NCR Corp., 5.00%, 10/1/28 (144A)	1.29
5.	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	1.28
6.	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	1.15
7.	Commercial Metals Co., 3.875%, 2/15/31	1.15
8.	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	1.09
9.	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	1.09
10.	U.S. Treasury Bills, 9/26/23	1.06

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Prices and Distributions  |  8/31/23
Net Asset Value per Share
Class	8/31/23	8/31/22
A	$7.82	$7.97
C	$7.76	$7.92
Y	$7.86	$8.01

Distributions per Share: 9/1/22 - 8/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.4450	$—	$—
C	$0.3835	$—	$—
Y	$0.4709	$—	$—
Index Definitions
The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 14.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2311

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	ICE BofA US High Yield Index
Life of Class (1/3/17)	3.09%	2.38%	3.73%
5 Years	2.59	1.65	3.16
1 Year	3.87	-0.86	7.01
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.30%	0.90%
Value of $10,000 Investment
Performance of Class A shares shown in the graph above is from the inception of Class A shares on 1/3/17 through 8/31/23. Index information shown in the graph above is from 1/31/17 through 8/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund  during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	ICE BofA US High Yield Index
Life of Class (1/3/17)	2.40%	2.40%	3.73%
5 Years	1.95	1.95	3.16
1 Year	2.95	1.97	7.01
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
2.06%	1.65%
Value of $10,000 Investment
Performance of Class C shares shown in the graph above is from the inception of Class C shares on 1/3/17 through 8/31/23. Index information shown in the graph above is from 1/31/17 through 8/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five-year and Life-of-Class periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2313

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA US High Yield Index
Life of Class (1/3/17)	3.37%	3.73%
5 Years	2.89	3.16
1 Year	4.19	7.01
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.11%	0.60%
Value of $5 Million Investment
Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 1/3/17 through 8/31/23. Index information shown in the graph above is from 1/31/17 through 8/31/23.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,026.60	$1,022.80	$1,028.20
Expenses Paid During Period*	$4.60	$8.41	$3.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,020.67	$1,016.89	$1,022.18
Expenses Paid During Period*	$4.58	$8.39	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
16Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Schedule of Investments  |  8/31/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 98.1%
	Corporate Bonds — 94.5% of Net Assets
	Advertising — 3.1%
275,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 204,955
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	82,017
380,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	373,350
378,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	315,682
301,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	262,355
	Total Advertising	$1,238,359

	Aerospace & Defense — 0.8%
110,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	$ 109,716
110,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	114,632
90,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	90,609
	Total Aerospace & Defense	$314,957

	Airlines — 1.4%
63,700	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 55,558
114,583	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	112,439
357,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	292,734
120,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 6/1/28 (144A)	110,736
	Total Airlines	$571,467

	Apparel — 0.3%
115,000	Hanesbrands, Inc., 9.00%, 2/15/31 (144A)	$ 115,449
	Total Apparel	$115,449

	Auto Manufacturers — 2.2%
100,000	Ford Motor Co., 6.10%, 8/19/32	$ 95,553
700,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	567,169
230,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	208,695
	Total Auto Manufacturers	$871,417

	Auto Parts & Equipment — 2.3%
105,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 106,081
200,000	Adient Global Holdings, Ltd., 8.25%, 4/15/31 (144A)	205,040
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2317

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Auto Parts & Equipment — (continued)
475,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 443,361
150,000	ZF North America Capital, Inc., 7.125%, 4/14/30 (144A)	151,806
	Total Auto Parts & Equipment	$906,288

	Banks — 0.8%
317,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	$ 312,377
	Total Banks	$312,377

	Building Materials — 1.5%
260,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 221,044
290,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	235,435
155,000	Knife River Corp., 7.75%, 5/1/31 (144A)	158,655
	Total Building Materials	$615,134

	Chemicals — 3.8%
363,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 328,718
111,000	Olin Corp., 5.00%, 2/1/30	101,639
490,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	493,590
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	187,216
370,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	199,899
251,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	206,833
	Total Chemicals	$1,517,895

	Commercial Services — 6.3%
20,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 19,023
275,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	252,572
232,000	Brink's Co., 4.625%, 10/15/27 (144A)	215,730
80,000	Brink's Co., 5.50%, 7/15/25 (144A)	78,651
692,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	640,175
215,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	200,771
190,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	172,302
27,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)	26,760
420,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	400,008
575,000	Sotheby's, 7.375%, 10/15/27 (144A)	523,455
	Total Commercial Services	$2,529,447

	Computers — 2.3%
329,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 295,701
The accompanying notes are an integral part of these financial statements.
18Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Computers — (continued)
540,000	NCR Corp., 5.00%, 10/1/28 (144A)	$ 495,610
150,000	NCR Corp., 5.25%, 10/1/30 (144A)	134,619
	Total Computers	$925,930

	Distribution/Wholesale — 0.7%
45,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 45,551
70,000	Ritchie Bros Holdings, Inc., 7.75%, 3/15/31 (144A)	72,399
175,000	Windsor Holdings III LLC, 8.50%, 6/15/30 (144A)	175,763
	Total Distribution/Wholesale	$293,713

	Diversified Financial Services — 6.0%
245,376(a)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 214,697
65,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	63,442
250,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	238,759
50,000	GGAM Finance, Ltd., 7.75%, 5/15/26 (144A)	50,125
250,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	252,500
444,722(a)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	417,683
240,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	228,600
226,000	OneMain Finance Corp., 3.875%, 9/15/28	185,320
80,000	OneMain Finance Corp., 9.00%, 1/15/29	81,100
242,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	213,976
201,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	174,367
305,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	281,005
	Total Diversified Financial Services	$2,401,574

	Electric — 2.1%
215,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 176,768
85,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	69,589
153,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	133,008
28,146	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)	28,005
140,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	145,769
55,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	48,494
257,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	247,416
	Total Electric	$849,049

	Electrical Components & Equipments — 1.4%
253,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 223,385
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2319

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Electrical Components & Equipments — (continued)
30,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	$ 28,984
310,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	311,369
	Total Electrical Components & Equipments	$563,738

	Engineering & Construction — 0.3%
160,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	$ 133,200
	Total Engineering & Construction	$133,200

	Entertainment — 1.4%
200,000	Allwyn Entertainment Financing UK Plc, 7.875%, 4/30/29 (144A)	$ 203,250
214,000	Light & Wonder International, Inc., 7.25%, 11/15/29 (144A)	214,903
45,000	Light & Wonder International, Inc., 7.50%, 9/1/31 (144A)	45,629
110,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	96,966
	Total Entertainment	$560,748

	Environmental Control — 1.4%
130,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 116,053
270,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	238,821
201,000	Tervita Corp., 11.00%, 12/1/25 (144A)	209,736
	Total Environmental Control	$564,610

	Food — 0.2%
95,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	$ 84,438
	Total Food	$84,438

	Forest Products & Paper — 0.7%
334,000	Mercer International, Inc., 5.125%, 2/1/29	$ 273,231
	Total Forest Products & Paper	$273,231

	Healthcare-Products — 0.6%
255,000	Medline Borrower LP, 3.875%, 4/1/29 (144A)	$ 222,609
	Total Healthcare-Products	$222,609

	Healthcare-Services — 2.5%
229,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 158,315
318,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	297,914
54,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	50,483
36,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	35,820
247,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	251,312
260,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	226,182
	Total Healthcare-Services	$1,020,026

The accompanying notes are an integral part of these financial statements.
20Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Home Builders — 1.6%
350,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 339,112
157,000	KB Home, 4.00%, 6/15/31	132,254
205,000	M/I Homes, Inc., 3.95%, 2/15/30	174,762
	Total Home Builders	$646,128

	Household Products/Wares — 0.8%
400,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 335,136
	Total Household Products/Wares	$335,136

	Iron & Steel — 2.0%
65,000	ATI, Inc., 7.25%, 8/15/30	$ 65,569
519,000	Commercial Metals Co., 3.875%, 2/15/31	442,385
360,000	TMS International Corp., 6.25%, 4/15/29 (144A)	300,598
	Total Iron & Steel	$808,552

	Leisure Time — 2.7%
55,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	$ 59,817
290,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	273,435
55,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	52,323
75,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	67,620
120,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	112,488
20,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	20,304
200,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	217,925
290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	269,608
	Total Leisure Time	$1,073,520

	Lodging — 1.0%
232,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 205,681
202,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	200,477
	Total Lodging	$406,158

	Media — 3.4%
355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 280,226
121,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	104,035
160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	132,400
55,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	54,684
12,000	Cengage Learning, Inc., 9.50%, 6/15/24 (144A)	12,046
800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	418,545
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2321

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Media — (continued)
362,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	$ 322,299
25,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	20,381
	Total Media	$1,344,616

	Metal Fabricate/Hardware — 0.3%
130,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 112,775
	Total Metal Fabricate/Hardware	$112,775

	Mining — 3.6%
191,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 167,427
250,000	Constellium SE, 3.75%, 4/15/29 (144A)	214,788
235,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	200,753
265,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	264,569
325,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	330,727
339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	262,217
	Total Mining	$1,440,481

	Miscellaneous Manufacturing — 0.9%
370,000	Trinity Industries, Inc., 7.75%, 7/15/28 (144A)	$ 376,450
	Total Miscellaneous Manufacturing	$376,450

	Oil & Gas — 11.0%
302,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 303,510
211,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	215,938
160,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	164,800
160,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	165,600
302,000	Energean Plc, 6.50%, 4/30/27 (144A)	275,680
365,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	340,819
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	83,673
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	82,590
262,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	247,328
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	179,401
190,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	189,700
50,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	48,795
300,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	298,500
220,000	Parkland Corp., 4.625%, 5/1/30 (144A)	193,945
66,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	62,742
200,000	Seadrill Finance, Ltd., 8.375%, 8/1/30 (144A)	205,000
210,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	210,468
324,000	Southwestern Energy Co., 5.375%, 3/15/30	303,324
266,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	249,160
109,250	Transocean, Inc., 8.75%, 2/15/30 (144A)	111,764
The accompanying notes are an integral part of these financial statements.
22Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Oil & Gas — (continued)
40,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	$ 41,095
260,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	214,250
230,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	234,267
	Total Oil & Gas	$4,422,349

	Oil & Gas Services — 0.5%
215,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 213,887
	Total Oil & Gas Services	$213,887

	Packaging & Containers — 3.4%
235,000	Cascades Inc/Cascades USA, Inc., 5.375%, 1/15/28 (144A)	$ 221,194
344,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	300,240
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	129,906
189,000	OI European Group BV, 4.75%, 2/15/30 (144A)	172,273
225,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	227,014
195,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	180,940
164,000	TriMas Corp., 4.125%, 4/15/29 (144A)	143,090
	Total Packaging & Containers	$1,374,657

	Pharmaceuticals — 3.9%
395,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 324,014
350,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	318,399
395,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	341,418
185,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	131,700
260,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	240,500
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/29	208,458
	Total Pharmaceuticals	$1,564,489

	Pipelines — 5.4%
202,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 184,321
190,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	195,730
330,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	306,762
405,000(b)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	358,377
357,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	304,416
185,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	182,378
369,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	369,809
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2323

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Pipelines — (continued)
100,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	$ 100,874
185,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	186,608
	Total Pipelines	$2,189,275

	Real Estate — 0.5%
270,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 208,000
	Total Real Estate	$208,000

	REITs — 2.3%
310,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	$ 278,390
108,000	Iron Mountain, Inc., 7.00%, 2/15/29 (144A)	107,704
300,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	194,430
348,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	347,177
	Total REITs	$927,701

	Retail — 4.4%
181,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	$ 159,675
190,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	185,311
220,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	189,198
190,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	186,675
90,000	Gap, Inc., 3.625%, 10/1/29 (144A)	68,515
50,000	Gap, Inc., 3.875%, 10/1/31 (144A)	36,233
278,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	241,802
435,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	377,576
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	197,682
154,000	Staples, Inc., 7.50%, 4/15/26 (144A)	127,419
	Total Retail	$1,770,086

	Software — 0.5%
134,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 116,375
340,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	97,521
	Total Software	$213,896

	Telecommunications — 2.0%
378,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 166,833
244,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	247,853
500,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	405,356
	Total Telecommunications	$820,042

The accompanying notes are an integral part of these financial statements.
24Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Transportation — 2.2%
450,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 337,500
219,000	Danaos Corp., 8.50%, 3/1/28 (144A)	222,296
236,000	Rand Parent LLC, 8.50%, 2/15/30 (144A)	224,674
110,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	85,499
858,000(d)	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,145
	Total Transportation	$872,114

	Total Corporate Bonds (Cost $42,529,171)	$38,005,968

Shares
	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP 7,525(e)	Avation Plc, 1/1/59	$ 4,766
	Total Trading Companies & Distributors	$4,766

	Total Right/Warrant (Cost $—)	$4,766

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000(e)(f) +	Cypress Re 2017, 1/31/24	$ 25
250,000(e)(f) +	Resilience Re, 5/1/24	—
$ 25

	Total Collateralized Reinsurance	$25

Reinsurance Sidecars — 0.0%†
Multiperil – U.S. — 0.0%†
1,500,000(e)(g) +	Harambee Re 2018, 12/31/24	$ —
Multiperil – Worldwide — 0.0%†
29,857(e)(f) +	Berwick Re 2019-1, 12/31/24	$ 4,762
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2325

Schedule of Investments  |  8/31/23 (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000(e)(g) +	Viribus Re 2018, 12/31/24	$ —
106,153(e)(g) +	Viribus Re 2019, 12/31/24	754
		$ 5,516

	Total Reinsurance Sidecars	$5,516

	Total Insurance-Linked Securities (Cost $41,655)	$5,541

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 1.0% of Net Assets
410,000(h)	U.S. Treasury Bills, 9/26/23	$ 408,494
	Total U.S. Government and Agency Obligations (Cost $408,496)	$408,494

Shares
SHORT TERM INVESTMENTS — 2.6% of Net Assets
Open-End Fund — 2.6%
1,067,276(i)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 1,067,276
$ 1,067,276

	TOTAL SHORT TERM INVESTMENTS (Cost $1,067,276)	$1,067,276

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.1% (Cost $44,046,598)	$ 39,492,045
	OTHER ASSETS AND LIABILITIES — 1.9%	$ 752,049
	net assets — 100.0%	$ 40,244,094

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.
26Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2023, the value of these securities amounted to $33,041,057, or 82.1% of net assets.
(a)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2023.
(d)	Security is in default.
(e)	Non-income producing security.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Berwick Re 2019-1	12/31/2018	$ 3,568	$4,762
Cypress Re 2017	1/24/2017	840	25
Harambee Re 2018	12/19/2017	31,843	—
Resilience Re	2/8/2017	124	—
Viribus Re 2018	12/22/2017	5,280	—
Viribus Re 2019	3/25/2019	—	754
Total Restricted Securities			$5,541
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2327

Schedule of Investments  |  8/31/23 (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
4,710,000	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	$(75,648)	$(104,917)	$(180,565)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (75,648)	$ (104,917)	$ (180,565)
TOTAL SWAP CONTRACTS					$ (75,648)	$ (104,917)	$ (180,565)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
GBP	— Great British Pound
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $13,677,954 and $22,264,904, respectively.
At August 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $43,993,297 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 474,434
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,156,251)
Net unrealized depreciation	$(4,681,817)
The accompanying notes are an integral part of these financial statements.
28Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$38,005,968	$ —	$38,005,968
Right/Warrant	4,766	—	—	4,766
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil – U.S.	—	—	—*	—*
Multiperil – Worldwide	—	—	5,516	5,516
U.S. Government and Agency Obligations	—	408,494	—	408,494
Open-End Fund	1,067,276	—	—	1,067,276
Total Investments in Securities	$ 1,072,042	$ 38,414,462	$ 5,541	$ 39,492,045
Other Financial Instruments
Swap contracts, at value	$ —	$ (180,565)	$ —	$ (180,565)
Total Other Financial Instruments	$ —	$ (180,565)	$ —	$ (180,565)
*	Securities valued at $0.
During the year ended August 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2329

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $44,046,598)	$ 39,492,045
Swaps collateral	437,810
Variation margin for centrally cleared swap contracts	7,734
Receivables —
Investment securities sold	48,663
Fund shares sold	12,139
Interest	724,373
Due from the Adviser	1,662
Other assets	27,551
Total assets	$ 40,751,977
LIABILITIES:
Overdraft due to custodian	$ 7,734
Payables —
Fund shares repurchased	184,641
Distributions	8,010
Trustees' fees	1,427
Professional fees	86,490
Transfer agent fees	12,708
Swap contracts, at value (net premiums received $75,648)	180,565
Management fees	1,648
Administrative expenses	4,146
Distribution fees	488
Accrued expenses	20,026
Total liabilities	$ 507,883
NET ASSETS:
Paid-in capital	$112,232,214
Distributable earnings (loss)	(71,988,120)
Net assets	$ 40,244,094
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $16,042,490/2,050,935 shares)	$ 7.82
Class C (based on $1,960,992/252,597 shares)	$ 7.76
Class Y (based on $22,240,612/2,828,739 shares)	$ 7.86
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.82 net asset value per share/100%-4.50% maximum sales charge)	$ 8.19
The accompanying notes are an integral part of these financial statements.
30Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 3,142,643
Dividends from unaffiliated issuers	95,215
Total Investment Income		$ 3,237,858
EXPENSES:
Management fees	$ 223,678
Administrative expenses	23,064
Transfer agent fees
Class A	11,769
Class C	1,583
Class Y	23,801
Distribution fees
Class A	42,487
Class C	22,613
Shareowner communications expense	7,327
Custodian fees	360
Registration fees	72,593
Professional fees	135,263
Printing expense	46,461
Officers' and Trustees' fees	8,381
Miscellaneous	21,375
Total expenses		$ 640,755
Less fees waived and expenses reimbursed by the Adviser		(297,531)
Net expenses		$ 343,224
Net investment income		$ 2,894,634
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 5,836
Investments in unaffiliated issuers	(2,603,550)
Swap contracts	(410,833)
Other assets and liabilities denominated in foreign currencies	(6,637)	$ (3,015,184)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 1,896,750
Swap contracts	(157,977)
Other assets and liabilities denominated in foreign currencies	4,804	$ 1,743,577
Net realized and unrealized gain (loss) on investments		$(1,271,607)
Net increase in net assets resulting from operations		$ 1,623,027
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2331

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 2,894,634	$ 3,170,042
Net realized gain (loss) on investments	(3,015,184)	(954,202)
Change in net unrealized appreciation (depreciation) on investments	1,743,577	(7,935,454)
Net increase (decrease) in net assets resulting from operations	$ 1,623,027	$ (5,719,614)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.45 and $0.39 per share, respectively)	$ (969,285)	$ (943,019)
Class C ($0.38 and $0.32 per share, respectively)	(111,812)	(181,668)
Class Y ($0.47 and $0.42 per share, respectively)	(1,530,032)	(1,626,083)
Total distributions to shareowners	$ (2,611,129)	$ (2,750,770)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 10,893,819	$ 6,870,247
Reinvestment of distributions	2,509,274	2,631,093
Cost of shares repurchased	(22,140,611)	(21,481,429)
Net decrease in net assets resulting from Fund share transactions	$ (8,737,518)	$(11,980,089)
Net decrease in net assets	$ (9,725,620)	$ (20,450,473)
NET ASSETS:
Beginning of year	$ 49,969,714	$ 70,420,187
End of year	$ 40,244,094	$ 49,969,714
The accompanying notes are an integral part of these financial statements.
32Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	235,408	$ 1,836,675	457,441	$ 3,975,150
Reinvestment of distributions	116,700	908,492	102,547	879,915
Less shares repurchased	(655,308)	(5,125,884)	(739,675)	(6,423,136)
Net decrease	(303,200)	$ (2,380,717)	(179,687)	$ (1,568,071)
Class C
Shares sold	9,754	$ 75,723	15,041	$ 134,079
Reinvestment of distributions	12,156	93,877	18,863	162,521
Less shares repurchased	(156,018)	(1,209,119)	(404,270)	(3,491,003)
Net decrease	(134,108)	$ (1,039,519)	(370,366)	$ (3,194,403)
Class Y
Shares sold	1,148,936	$ 8,981,421	313,756	$ 2,761,018
Reinvestment of distributions	192,653	1,506,905	183,733	1,588,657
Less shares repurchased	(2,024,180)	(15,805,608)	(1,313,540)	(11,567,290)
Net decrease	(682,591)	$ (5,317,282)	(816,051)	$ (7,217,615)
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2333

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class A
Net asset value, beginning of period	$ 7.97	$ 9.22	$ 8.78	$ 9.06	$ 8.90
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.49	$ 0.45	$ 0.46	$ 0.46	$ 0.45
Net realized and unrealized gain (loss) on investments	(0.19)	(1.31)	0.44	(0.27)	0.16
Net increase (decrease) from investment operations	$ 0.30	$ (0.86)	$ 0.90	$ 0.19	$ 0.61
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.39)	$ (0.30)	$ (0.47)	$ (0.45)
Tax return of capital	—	—	(0.16)	—	—
Total distributions	$ (0.45)	$ (0.39)	$ (0.46)	$ (0.47)	$ (0.45)
Net increase (decrease) in net asset value	$ (0.15)	$ (1.25)	$ 0.44	$ (0.28)	$ 0.16
Net asset value, end of period	$ 7.82	$ 7.97	$ 9.22	$ 8.78	$ 9.06
Total return (b)	3.87%(c)	(9.54)%	10.45%	2.25%	7.13%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.93%	1.00%
Ratio of net investment income (loss) to average net assets	6.33%	5.20%	5.05%	5.27%	5.10%
Portfolio turnover rate	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$16,042	$18,769	$23,369	$9,052	$8,374
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.53%	1.30%	1.40%	2.03%	2.12%
Net investment income (loss) to average net assets	5.70%	4.80%	4.55%	4.17%	3.98%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class A's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
34Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class C
Net asset value, beginning of period	$ 7.92	$ 9.17	$ 8.73	$ 8.94	$ 8.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.43	$ 0.37	$ 0.39	$ 0.41	$ 0.38
Net realized and unrealized gain (loss) on investments	(0.21)	(1.30)	0.44	(0.21)	0.15
Net increase (decrease) from investment operations	$ 0.22	$ (0.93)	$ 0.83	$ 0.20	$ 0.53
Distributions to shareowners:
Net investment income	$ (0.38)	$ (0.32)	$ (0.24)	$ (0.41)	$ (0.38)
Tax return of capital	—	—	(0.15)	—	—
Total distributions	$ (0.38)	$ (0.32)	$ (0.39)	$(0.41)	$ (0.38)
Net increase (decrease) in net asset value	$ (0.16)	$ (1.25)	$ 0.44	$(0.21)	$ 0.15
Net asset value, end of period	$ 7.76	$ 7.92	$ 9.17	$ 8.73	$ 8.94
Total return (b)	2.95%(c)	(10.30)%	9.64%	2.30%	6.34%
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.50%	1.75%
Ratio of net investment income (loss) to average net assets	5.58%	4.29%	4.35%	4.67%	4.35%
Portfolio turnover rate	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$1,961	$ 3,061	$6,940	$ 853	$4,089
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.27%	2.06%	2.14%	2.58%	2.87%
Net investment income (loss) to average net assets	4.96%	3.88%	3.86%	3.59%	3.23%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class C's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2335

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class Y
Net asset value, beginning of period	$ 8.01	$ 9.27	$ 8.82	$ 9.11	$ 8.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.52	$ 0.48	$ 0.49	$ 0.48	$ 0.48
Net realized and unrealized gain (loss) on investments	(0.20)	(1.32)	0.45	(0.27)	0.16
Net increase (decrease) from investment operations	$ 0.32	$ (0.84)	$ 0.94	$ 0.21	$ 0.64
Distributions to shareowners:
Net investment income	$ (0.47)	$ (0.42)	$ (0.33)	$ (0.50)	$ (0.48)
Tax return of capital	—	—	(0.16)	—	—
Total distributions	$ (0.47)	$ (0.42)	$ (0.49)	$ (0.50)	$ (0.48)
Net increase (decrease) in net asset value	$ (0.15)	$ (1.26)	$ 0.45	$ (0.29)	$ 0.16
Net asset value, end of period	$ 7.86	$ 8.01	$ 9.27	$ 8.82	$ 9.11
Total return (b)	4.19%(c)	(9.31)%	10.80%	2.53%	7.41%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.63%	0.75%
Ratio of net investment income (loss) to average net assets	6.64%	5.47%	5.40%	5.58%	5.35%
Portfolio turnover rate	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$22,241	$28,139	$40,111	$12,934	$8,163
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.29%	1.11%	1.12%	1.76%	1.87%
Net investment income (loss) to average net assets	5.95%	4.96%	4.88%	4.45%	4.23%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class Y's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
36Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund through a tax-free reorganization (the “Reorganization”). Pioneer Dynamic Credit Fund was the legal and tax survivor of the Reorganization. The Predecessor Fund was the accounting and performance survivor of the Reorganization and, as such, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. For financial reporting purposes, net assets of $97,124,435, including unrealized depreciation of securities of $1,009,354, were combined with the Predecessor Fund as part of the Reorganization. The financial highlights and shareholder activity, as reflected in the Statements of Changes in Net Assets and Financial Highlights, have been adjusted to reflect the exchange ratios used for the Reorganization of the Fund with the Predecessor Fund. As a result of the Reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2023.  Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2337

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk  (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
38Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2339

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
40Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the fiscal year ended August 31, 2023, the Fund realized a loss of $5,836 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2341

statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At August 31, 2023, the Fund was permitted to carry forward indefinitely $29,255,163 of short-term losses and $38,377,188 of long-term losses.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$2,611,129	$2,750,770
Total	$2,611,129	$ 2,750,770
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 334,058
Capital loss carryforward	(67,632,351)
Current year dividend payable	(8,010)
Net unrealized depreciation	(4,681,817)
Total	$(71,988,120)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, and the tax treatment of swaps.
42Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $589 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2343

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions,
44Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2345

may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below-investment-grade (high-yield) debt of corporate issuers. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the
46Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2347

from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at August 31, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile
48Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2349

recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily
50Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at August 31, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the year ended August 31, 2023 was $6,362,400. Open credit default swap contracts at August 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2023, the effective management fee (excluding waivers and/or reimbursement) was equivalent to 0.50% of the Fund’s average daily net assets.
The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $1,648 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2351

compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $8,381 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,427 and a payable for administrative expenses of $4,146, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$3,960
Class C	382
Class Y	2,985
Total	$7,327
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $488 in distribution fees payable to the Distributor at August 31, 2023.
52Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2353

interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Swap contracts at value	$ —	$180,565	$ —	$ —	$ —
Total Value	$—	$ 180,565	$—	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Swap contracts	$ —	$ (410,833)	$ —	$ —	$ —
Total Value	$—	$ (410,833)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Swap contracts	$ —	$ (157,977)	$ —	$ —	$ —
Total Value	$—	$(157,977)	$—	$—	$—
54Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Corporate High Yield Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust X) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2355

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
56Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 74.34%.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2357

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
58Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/23 59

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
60Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2361

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
62Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2363

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
64Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2365

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2016. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2016. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2016. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2016. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
66Pioneer Corporate High Yield Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Corporate High Yield Fund | Annual Report | 8/31/2367

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSMfor automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 30494-06-1023

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $51,093 payable to Ernst & Young LLP for the year ended August 31, 2023 and $49,128 for the year ended August 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $238 payable to Ernst & Young LLP for the year ended August 31, 2023 and $95 for the year ended August 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $14,056 and $13,515 during the fiscal years ended August 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA,

SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $14,056 and $13,515 during the fiscal years ended August 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 7, 2023

*	Print the name and title of each signing officer under his or her signature.